UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): June 13, 2005

                            BEACON POWER CORPORATION
               (Exact Name of Registrant as Specified in Charter)

           DELAWARE                      001-16171               04-3372365
(State or Other Jurisdiction of    (Commission File Number)    (IRS Employer
        Incorporation)                                      Identification No.)

              234 BALLARDVALE STREET
                 WILMINGTON, MA                              01887
    (Address of Principal Executive Offices)              (Zip Code)

            Registrant's telephone number, including area code:
                                  978-694-9121


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [  ]  Written communications pursuant to Rule 425 under the Securities
               Act (17 CFR 230.425)

         [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
               Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                Section 1 - Registrant's Business and Operations


Item 1.01  Entry into a Material Definitive Agreement.

         As permitted by General Instruction B to the Form 8-K, this Current Report incorporates by reference the information contained in a previously filed report relating to an Investment Agreement dated as of April 22, 2005 (the "Investment Agreement") by and among Beacon Power Corporation (the "Company"), Perseus Capital, L.L.C. ("Perseus Capital") and Perseus 2000 Expansion, L.L.C. ("Perseus 2000 Expansion"): Form 8-K filed on April 25, 2005 (File No. 001-16171) (the "Previously Filed Report").

         Perseus 2000 Expansion entered into the Investment Agreement with the Company, and separately entered into a term sheet with NxtPhase T&D Corporation ("NxtPhase"), a Canadian corporation, which the Company, pursuant to an Arrangement Agreement dated as of April 22, 2005, has agreed to acquire as described in the Previously Filed Report. In each of the Investment Agreement and the NxtPhase term sheet, the respective companies have the right to require Perseus 2000 Expansion to purchase shares of such company's capital stock specified in such agreement at a price per share as specified in the Investment Agreement and NxtPhase term sheet, respectively. The Investment Agreement also provides that if NxtPhase requires Perseus 2000 Expansion to purchase NxtPhase Class A Preferred shares, Perseus 2000 Expansion may assign its obligation to the Company to purchase such NxtPhase Class A Preferred shares, so long as Perseus 2000 Expansion purchases an equivalent dollar amount of the Company's common stock, on the terms set forth in the Investment Agreement.

         On May 31, 2005, NxtPhase provided Perseus 2000 Expansion with a notice obligating Perseus 2000 Expansion to purchase the first tranche, or $500,000, of NxtPhase Class A Preferred shares, at a per share purchase price of $4.50 (the "NxtPhase Investment Option"). Perseus 2000 Expansion subsequently notified the Company that it was, pursuant to the Investment Agreement, assigning its obligation to purchase the NxtPhase Class A Preferred shares to the Company and in exchange therefor, would purchase 595,238 shares of the Company's common stock at a price per share of $0.84, and a warrant to purchase initially up to 138,636 shares of the Company's common stock at a price per share of $1.008, subject to adjustment as set forth below.

         On June 13, 2005, the Company, NxtPhase and Perseus 2000 Expansion completed the first tranche of the NxtPhase Investment Option of $499,999.50 whereby (a) the Company purchased 111, 111 Class A Preferred shares of NxtPhase,
(b) Perseus 2000 Expansion purchased 595,238 shares of the Company's common stock and (c) the Company issued to Perseus 2000 Expansion a warrant (the "Warrant") to purchase up to 138,636 shares of its common stock, subject to adjustment as set forth in the Warrant (the "Warrant Shares"). The Company, NxtPhase and Perseus 2000 Expansion entered into a Securities Purchase Agreement, dated as of June 13, 2005, for the purchase of the NxtPhase Class A Preferred shares, and in connection therewith, the Company executed a Joinder Agreement to NxtPhase's Investor Rights Agreement previously executed by other holders of NxtPhase's Class A Preferred shares.

         The Warrant is exercisable by Perseus 2000 Expansion for five years from the date of issuance at an exercise price of $1.008 per share. The exercise price is subject to adjustment upon the occurrence of certain specified events, including certain issuances by the Company of any shares of its common stock at a price that is less than the Warrant's initial exercise price of $1.008 per share, stock dividends, stock splits and mergers or reorganizations. The Warrant also includes a "cashless exercise" feature, which permits the holder to exercise the Warrant by surrender of a portion of the Warrant.

         The full terms and conditions of the financing are set forth in the Investment Agreement, which was filed as an exhibit with the Previously Filed Report, the Securities Purchase Agreement, the Investor Rights Agreement, the Joinder Agreement and the Warrant, each of which is filed as an exhibit to this Current Report, and are incorporated herein by reference.

         The Company also issued a press release dated April 25, 2005, which was filed as an exhibit with the Previously Filed Report and is incorporated herein by reference.

Item 3.02  Unregistered Sales of Equity Securities.

         The disclosure provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 3.02 with respect to the sale and issuance of 595,238 shares of the Company's common stock and the Warrant to purchase 138,636 shares of the Company's common stock. The closing of the sale and issuance of the shares and the Warrant occurred on June 13, 2005.

         The shares of the Company's common stock and the Warrant were issued without registration with the Commission, pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder. The Company determined that this exemption was available because of the nature and limited number of purchasers. In making this determination, the Company relied in part upon representations made by Perseus 2000 Expansion.

                  Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

         10.1 Securities Purchase Agreement between NxtPhase T&D Corporation, Beacon Power Corporation and Perseus 2000 Expansion, L.L.C., dated as of June 13, 2005

         10.2 Investor Rights Agreement among NxtPhase T&D Corporation and the holders of Class A Preferred Shares dated as of November 14, 2004

         10.3 Joinder Agreement for the Investor Rights Agreement executed by Beacon Power Corporation on June 13, 2005

         10.4 Warrant issued by Beacon Power Corporation to Perseus 2000 Expansion, L.L.C. on June 13, 2005



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                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BEACON POWER CORPORATION



Date:  June 16, 2005                By:/s/ James M. Spiezio
                                       -----------------------
                                  Name:  James M. Spiezio
                                 Title:  Vice President and Chief Financial
                                         Officer

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                                  Exhibit Index

Exhibit No.                Description


  10.1 Securities Purchase Agreement between NxtPhase T&D Corporation, Beacon Power Corporation and Perseus 2000 Expansion, L.L.C., dated as of June 13, 2005

  10.2 Investor Rights Agreement among NxtPhase T&D Corporation and the holders of Class A Preferred Shares dated as of November 14, 2004

  10.3 Joinder Agreement for the Investor Rights Agreement executed by Beacon Power Corporation on June 13, 2005

  10.4 Warrant issued by Beacon Power Corporation to Perseus 2000 Expansion, L.L.C. on June 13, 2005